UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2020
__________________________
Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
__________________________

Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 2, 2020, Lifetime Brands, Inc. (the “Company”) issued a press release, which was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Form 8-K filed on April 8, 2020, announcing a number of actions it is taking in response to the COVID-19 global pandemic (“COVID-19”) and the related impact on its business, including the postponement of the expected filing date of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”).

As a result of staffing constraints, remote work transitions, and other financial reporting considerations, the Company announced the postponement of its expected filing date for its Quarterly Report to allow its finance department sufficient time to address other Company needs and requirements resulting from the COVID-19 outbreak, as well as to gather information relating to the impact of the COVID-19 outbreak on its business, financial condition, and results of operations for inclusion in the disclosure in the Quarterly Report. The original filing deadline for the Quarterly Report is May 11, 2020.

The Company will be delaying the filing of its Quarterly Report in reliance on the order issued by the SEC on March 4, 2020 in SEC Release No. 34-88318, as extended and amended on March 25, 2020 in SEC Release No. 34-88465 (together, the “SEC Order”), which allows for the postponement of certain filings required under the Securities Exchange Act of 1934, as amended, subject to certain conditions. As a result of the delaying factors discussed above, the Company currently expects to file its Quarterly Report on May 21, 2020. In any event, it will file its Quarterly Report no later than June 25, 2020 (45 days after the original due date of the Quarterly Report), which is the revised filing deadline provided for in the SEC Order.

Risks Related to COVID-19

In light of recent developments relating to COVID-19, the Company is supplementing Item 1A. Risk Factors in the 2019 Annual Report on Form 10-K. The following risk factor should be read in conjunction with the risk factors described in the 2019 Annual Report on Form 10-K.
The Company must successfully manage the demand, supply, and operational challenges associated with the actual or perceived effects of the COVID-19 pandemic. Any failure to do so could have a material adverse impact on the Company’s business, financial condition, results of operations, cash flows, and competitive position.
The COVID-19 pandemic has negatively impacted the global economy and disrupted global supply chains. Continuing concerns over economic and business prospects in the U.S. and other countries have contributed to increased volatility and diminished expectations for the global economy. These factors, coupled with the prospect of decreased business and consumer confidence and increased unemployment resulting from the outbreak of COVID-19, may precipitate a prolonged economic slowdown and recession.
The Company’s business may be unfavorably impacted by the fear of exposure to or actual effects of the COVID-19 pandemic, such as reduced travel or recommendations or mandates from governmental authorities to cease particular business activities.
These impacts include, but are not limited to:
•Reductions in demand or volatility in demand for one or more of the Company’s products, which may be caused by, among other things: the temporary inability of consumers to purchase the Company’s products due to illness, brick and mortar retailers closing their store operations, which has resulted in reduced demand from such customers, quarantine or other travel restrictions, or financial hardship for customers and consumers;
•Inability to meet the Company’s customers’ needs and achieve cost targets due to disruptions in the Company's supply chain arrangements as well as distribution centers caused by the loss or disruption of transportation, workforce, or other distribution capability;
•Failure of third parties on which the Company relies, including the Company’s suppliers, third-party manufacturers, distributors, and external business partners, to meet their obligations to the Company, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties;
•Significant changes in the political and labor conditions in markets in which the Company sells, or distributes products, including quarantines, governmental or regulatory actions, closures or other restrictions that limit or close the Company’s distribution facilities, restrict the Company’s employees’ ability or willingness to travel or perform necessary business functions, or otherwise prevent the Company's facilities or its third-party partners, suppliers, or customers from sufficiently staffing operations, including operations necessary for the production, distribution, sale, and support of the Company's products;

•Increased cybersecurity threats that could result from many of the Company’s key employees working remotely; new and preexisting technologies such as reliance on home networks, virtual workspaces, videoconferencing, and other forms of remote work practices to support this temporary working environment may expose additional cybersecurity threats and vulnerabilities to the Company's network, and increase the exposure of the Company to electrical or internet outages; or
•Negative impact on the Company’s workforce that could result if executive officers or other key employees or a large number of its workers fall ill. The temporary or permanent loss of any of the Company’s executive officers or other key employees could harm the Company’s business and negatively affect the Company’s ability to timely achieve its strategic initiatives. Moreover, the Company may not be successful in finding and integrating suitable successors in the event of the loss of executive officers or other key employees or if such persons become unavailable for a prolonged period of time.
There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the outbreak is highly uncertain and subject to change. The Company does not yet know the full extent of the impact of COVID-19 on the global economy. Although disruptions from COVID-19 may continue to occur, the long-term economic impact and near-term financial impact on the Company of the COVID-19 pandemic, including but not limited to, any possible impairment, restructuring, and other charges, cannot be reliably quantified or estimated at this time due to the uncertainty of future developments. Despite efforts to manage and remedy the impact of COVID-19, the ultimate impact of COVID-19 could materially and adversely affect the Company’s business, financial condition, results of operations, cash flows, and competitive position, and depends on factors beyond the Company’s knowledge or control, including the duration and severity of COVID-19 as well as third-party actions taken to contain its spread and mitigate its public health effects.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President – Finance, Treasurer and Chief Financial Officer
Date: May 11, 2020